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                                                                     EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our reports dated January 30, 1997, included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-35023, 33-38616, 333-00187 and 333-22957.

                                          ARTHUR ANDERSEN LLP

Las Vegas, Nevada
March 20, 1997